                                                                    EXHIBIT 32.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report on Form 10-Q of Keryx Biopharmaceuticals, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ron Bentsur, Vice President Finance and Investor Relations of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         a. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         b. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                             /s/ Ron Bentsur
                             ----------------------------------------------
Dated: November 12, 2003     Ron Bentsur
                             Vice President Finance and Investor Relations
                             (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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